UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

Commission File Number 000-54530

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Moria 30 Avenue, Haifa, Israel 34572
(Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On December 13, 2011, Forex International Trading Corp. (the “Company”) loaned Fortune Market Media Inc. (the “Borrower”) $150,000.  In consideration of such loan, the Borrower issued to the Company a Promissory Note which bears interest at 12% per annum and matures on February 13, 2012 secured by the securities of an existing public company (the “Public Company”).  In addition, the Borrower agreed to transfer 100,000 shares of the Public Company to the Company.

This descriptions of the above transaction does not purport to be complete and are qualified in its entirety by reference to the transaction documents, which are attached as exhibits hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Promissory Note issued to Forex International Trading Corp. dated December 13, 2011

10.2	Stock Pledge Agreement executed by Fortune Market Media Inc. dated December 13, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: December 16, 2011	By:	/s/ Liat Franco
Haifa, Israel		Name: Liat Franco
Title: CEO, President, Secretary,
Treasurer and Director

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